                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 1998


                               W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     1-13953                   65-0773649
------------------------  ------------------------    ---------------------------------
(State of Incorporation)  (Commission File Number)    (IRS Employer Identification No.)

   1750 Clint Moore Road, Boca Raton, Florida                  33487
--------------------------------------------------            --------
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (561) 362-2000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                               W. R. GRACE & CO.

                           CURRENT REPORT ON FORM 8-K


ITEM 5. OTHER EVENTS

       On October 21, 1998, W. R. Grace & Co. ("Grace") announced its consolidated results of operations for the quarter ended September 30, 1998. Grace's October 21, 1998 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

       On October 26, 1998, Grace announced that Paul J. Norris has been named its President and Chief Executive Officer, effective November 2, 1998. Mr. Norris is expected to assume the title of Chairman in early 1999, when Grace's current Chairman, President and Chief Executive Officer, Albert J. Costello, retires. Mr. Norris joins Grace from AlliedSignal Inc., where he has been Senior Vice President and President of AlliedSignal's specialty chemicals business since January 1997. Mr. Norris is also chairman of UOP, a joint venture between AlliedSignal and Union Carbide and a leading provider of services and technology to the global petroleum and petrochemical industry. Grace's October 26, 1998 press release regarding this appointment is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   EXHIBITS.

       99.1 Grace's Press Release dated October 21, 1998 and accompanying financial and statistical data.

       99.2   Grace's Press Release dated October 26, 1998.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         W. R. GRACE & CO.


Date: October 27, 1998                   By: /s/ David B. Siegel
                                            ----------------------------
                                                 David B. Siegel
                                                 Senior Vice President, General
                                                 Counsel and Secretary




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                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION
-----------   -----------
   99.1       Press Release dated October 21, 1998 and accompanying financial and statistical data.

   99.2       Press Release dated October 26, 1998.